Ronco Corporation

Business Update for Investors

February 2006

Safe Harbor Statement

Statements in this presentation relating to future plans, results, performance, expectations, achievements and the like are considered "forward-looking statements". Those forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company's filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements.

Progress Against Major Business Initiatives Outlined in June 2005 Marketing Presentation

- In the June 2005 marketing of the PIPE financing, Ronco discussed a number of initiatives on the part of management in order to:
  - Diversify the Company's revenue streams and product lines
  - Improve the Company's cost structure
  - Leverage the awareness of the Ronco brand
- The following pages specifically outline the progress the Company's management and employees against these prescribed initiatives in the following categories:
  - Domestic retail sales
  - Product line diversity
  - Targeting the Spanish-speaking marketplace in the U.S.
  - International distribution
  - Direct response
  - Process efficiencies

Domestic Retail Channel

- New management with more retailing / merchandising experience came into the Company in conjunction with the June 2005 Transaction
  - Goal was to diversify Ronco's distribution channels and revenue by prudently introducing Ronco's brand and products in the retail marketplace
  - Added accounts such as Wal-Mart, Costco, BJ Wholesale, and Bed Bath & Beyond
  - Increased business with Kohl's, JC Penney and Big Lots
  - Expect to see a meaningful increase in retail sales in 2005 versus 2004

- From this improved retail platform, management is aggressively growing its retail opportunity in 2006
  - Targeting the addition of Sears and Kmart to Ronco's retail distribution for 2006
  - Opportunity with Wal-Mart to offer Ronco's knife sets in 500 stores
  - Added a new sales organization that represents approximately 10,000 U.S.A. and Canadian retailers in the drug and grocery channels
  - Changing the packaging of certain products to be more appealing at retail
  - As discussed in the following slides, launching multiple new products that can be exploited at retail earlier in the product cycle than had been previously done at Ronco

Product Strategy: Update on New Products and Re-Design of Existing Product Lines

- Rotisserie – new designs currently under new tooling
  - Model 3000 – distributed through all retail channels by 4th quarter of calendar 2006
  - Model 4000 – distributed through better department stores
  - Model 6000 Pro
  - May utilize spot media TV buys to support these products

- Food Dehydrator
  - Legacy Ronco product that will feature a new bag sealer - currently in production
  - Targeting an April launch via an infomercial hosted by Ron Popeil

Product Strategy: Update on New Products and Re-Design of Existing Product Lines (continued)

- Cookware
  - Currently in production
  - Targeting a March launch of the cookware line through an infomercial; currently in dialogue with a number of potential celebrity hosts
  - Product has been warmly received by several major retailers
  - Release of cookware line at retail to be deferred for 6 -12 months in order to build awareness and pricing

- Ice Cream Maker
  - Developed by a third-party inventor – important step for Ronco's overall product strategy
  - Preparing for a July 2006 introduction via infomercial
  - Several innovative features, at a compelling price point
  - Ronco will have a long-term copyright from the product's patent holder and will pay a modest license fee

Targeting the Hispanic Market in the U.S.

- New Hispanic Infomercial
  - Production initially delayed due to lack of compelling host
  - New Hispanic-targeted infomercial has been completed
  - Targeting launch of new infomercial with its host, Chef Pepin, on a nationwide basis by late February / early March
  - Enables Ronco to expand its TV presence in all markets
  - Previous dub version was not widely accepted and limited Ronco's geographical penetration of the Hispanic demographic
  - Potential partnership opportunities with leading Hispanic media companies
- Formed a separate, independent Hispanic media and marketing department to provide more focus on this market

International Distribution

- Entered into a marketing agreement with INTERGLOBAL UK, Ltd. in December
  - Distribution of all Ronco products to 38 countries for 2006
  - Includes all EU countries, South Africa, Asia and all Latin America countries
- Ronco is currently holding purchase orders (related to television sales) for its first shipments into Europe
- Completing process of certification for rotisserie products for electrical compliance
- Targeting shipment of products to Mexico in February for launch on national TV

Media Department / Online Sales

- Financial performance of media department is highly correlated to introduction of new products and release of new media
  - Multiple new product launches in 2006 – focus on deepening the portfolio from external & internal sources
  - Targeting up to 6 unique new infomercials for airing in 2006
- Recently restructured and streamlined media department for greater efficiency
  - Eliminated the use of brokers for media buying – Ronco's buyers will now buy direct
  - Targeting a new in-house broker service business whereby Ronco's buyers may buy for other infomercial businesses at an attractive fee
- Online sales
  - Old site was stale and not necessarily conducive to e-commerce; site had not been updated in years prior the June 2005 Transaction
  - Launched more shopper-friendly web site in October 2005; will continually optimize the site's features and functionality
  - E-commerce revenues are expected to become a more significant part of overall direct response revenue

Performance Challenges Impacting 2005 Results

- Impact of stale media / lack of new products on direct response revenues
  - Prior Ronco companies had not introduced a new infomercial in two years
  - Anticipated decline of Rotisserie revenues through direct response did occur, though year-over-year percentage decline in knife set revenues was more pronounced
  - Edited version of Rotisserie / knife infomercial introduced in November was ineffective

- SEC filing process has been cumbersome
  - Did not anticipate requirement to file on Form S-1, causing lengthy delays and penalties
  - Expensive process due to use of outside counsel and consultants
  - Significant diversion of senior management away from operational matters

- Deficiencies within the Company's accounting department
  - At closing, critical systems were not in place and the department was understaffed and under-managed
  - Inability to produce timely, accurate reports hurt the filing process and impeded new financing
  - Today, the appropriate systems and controls are almost completely in place

Performance Challenges Impacting 2005 Results (continued)

- Change of management / culture
  - Management team under previous owner was not empowered and lacked formal decision-making / follow-through discipline; integration of new management team has involved restructuring of the organization and a progressive transformation of the Company's culture
  - Addition of Paul Kabashima as COO to focus initially on all internal processes and operations
  - Two other key additions (VP Finance and Controller) now providing leadership and accountability

- Legacy business issues
  - Undisclosed obligation on part of Ronco's predecessor to accept certain Rotisserie inventory from Chinese manufacturers

Summary

- Ronco's management has weathered a challenging first seven months and is working ardently to remedy weaknesses in direct response, the product portfolio and financial operations

- Progress has been made against operational milestones that should strengthen the Company's market positioning

- 2006 is a critically important year for Ronco towards building shareholder value

  - Many new products to be launched to re-build the revenue base and solidify Ronco's place in the kitchen
  - Multiple new infomercials planned to restore effectiveness of media
  - New distribution relationships in place awaiting Ronco products
  - Philosophical "opening" of the Company to new product developers and hosts

- The 2006 business plan will require some external financing to support these initiatives and the working capital expansion (currently in dialogue with multiple financing sources)

- The support of Ronco's investors will be a necessary ingredient for its success in 2006